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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)           JUNE 27, 2000
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                            TERREMARK WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

           0-22520                               84-0873124
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   (Commission File Number)           (IRS Employer Identification No.)


                              599 LEXINGTON AVENUE
                       44TH FLOOR NEW YORK, NEW YORK 10022
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (212) 319-9160
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER.

         On June 27, 2000, Terremark Worldwide, Inc. (the "Company") announced the signing of a binding contract to acquire 80% of Spectrum Telecommunications Corp., ("Spectrum") a privately held, Miami-based telecommunications company operating in four Latin American countries in exchange for shares of the Company.

         The foregoing summary of the event is qualified in its entirety by reference to the text of the Company's press release dated June 27, 2000, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable.

(c)      Exhibits

  EXHIBIT
  NUMBER                         DESCRIPTION
  ------                        -------------
   99.1      Press Release of Terremark Worldwide, Inc., dated June 27, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TERREMARK WORLDWIDE, INC.

Dated:  June 30, 2000               By: /s/ MANUEL D. MEDINA
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                                     Name: Manuel D. Medina
                                     Its: Chairman and Chief Executive Officer




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